UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                             ______________________


                                   FORM 8-K/A

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                                November 12, 2003

                                    000-27707
                            (Commission File Number)

                             ______________________


                              AETHER SYSTEMS, INC.
                           (Exact name of registrant)

           Delaware                                   52-2186634
    (State of organization)                       (I.R.S. Employer
                                                Identification Number)


                11460 Cronridge Dr., Owings Mills, Maryland 21117
              (Address of principal executive offices and zip code)

                                 (410) 654-6400
                         (Registrant's telephone number)

                                 Not Applicable
          (Former name or former address, if changed since last report)


________________________________________________________________________________

Item 7.  Financial Statements and Exhibits.

         (c)
         Exhibits


         99.1
         Press Release of Aether Systems, Inc., dated November 12, 2003.

         99.2
         Ammended Press Release of Aether Systems, Inc., dated Nobember 12,
         2003.

Item 9.  Regulation FD Disclosure

     On November 12, 2003, Aether Systems, Inc. issued a press release with respect to its financial results for the third quarter ended September 30, 2003. The Company subsequently (on the same day) issued an ammended press release to correct inadvertent errors in certain prior year income statement information. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. A copy of the ammended press release is attached hereto as
Exhibit 99.2 and is incorporated herein by reference. The information contained in this report on Form 8-K/A is being furnished pursuant to Item 12 under Item 9 of Form 8-K/A as directed by the Securities and Exchange Commission in Release No. 34-47583.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                AETHER SYSTEMS, INC.


                                                By:  /s/ DAVID C. REYMANN
                                                     ---------------------------
                                                     David C. Reymann
                                                     Chief Financial Officer
Dated: November 12, 2003